EXHIBIT 10.1 FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT THIS FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is made effective as of December 13, 2021 (the “Effective Date”), by and among N-able, Inc., a Delaware corporation (“Company”), N-able International Holdings II, LLC, a Delaware limited liability company (“N-able International”) and the undersigned stockholders (collectively, the “Lead Investors”). This Amendment amends the Stockholders’ Agreement (as defined below) on the terms set forth herein. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stockholders’ Agreement. RECITALS WHEREAS, the Company, N-Able International and certain stockholders named therein entered into that certain Stockholders’ Agreement dated July 19, 2021 (the “Stockholders’ Agreement”). WHEREAS, in accordance with Section 6.2 of the Stockholders’ Agreement, the Company and the Lead Investors desire to amend the Stockholders’ Agreement as set forth below. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lead Investors agree as follows: 1. Section 2.1.2(a) of the Stockholders’ Agreement is hereby amended to read in its entirety as follows: “(a) So long as the Aggregate Silver Lake Ownership continues to be (i) at least 20% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake shall be entitled to nominate three Directors, (ii) less than 20% but at least 10% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake shall be entitled to nominate two Directors and (iii) less than 10% but at least 5% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake shall be entitled to nominate one Director. Each Director so nominated may be referred to as a “Silver Lake Director”. Notwithstanding the foregoing, Silver Lake shall be entitled to nominate three Directors only if the total number of Directors (inclusive of the number of Directors nominated by Silver Lake and Thoma Bravo) exceeds seven Directors. 2. Section 2.1.2(b) of the Stockholders’ Agreement is hereby amended to read in its entirety as follows: “(b) So long as the Aggregate Thoma Bravo Ownership continues to be (i) at least 20% of the aggregate number of then outstanding shares of Common Stock of the Company, Thoma Bravo shall be entitled to nominate three Directors, (ii) less than 20% but at least 10% of the aggregate number of then outstanding shares of Common Stock of the Company, Thoma Bravo shall be entitled to nominate two Directors and (iii) less than 10% but at least 5% of the aggregate number of then outstanding shares of Common Stock of the Company, Thoma Bravo shall be entitled to nominate one Director. Each Director so nominated may be referred to as a “Thoma Bravo

Director”. Notwithstanding the foregoing, Thoma Bravo shall be entitled to nominate three Directors only if the total number of Directors (inclusive of the number of Directors nominated by Silver Lake and Thoma Bravo) exceeds seven Directors.” 3. Section 2.1.6(d) of the Stockholders’ Agreement is hereby amended to read in its entirety as follows: “(d) Any recommendation of the Nominating Committee shall require the approval of the Silver Lake Director (if any) serving on the Nominating Committee, for so long as the Aggregate Silver Lake Ownership continues to be at least 10% of the aggregate number of outstanding shares of Common Stock, and the Thoma Bravo Director (if any) serving on the Nominating Committee, for so long as the Aggregate Thoma Bravo Ownership continues to be at least 10% of the aggregate number of outstanding shares of Common Stock.” 4. The first sentence of Section 5.4 of the Stockholders’ Agreement is hereby amended to read in its entirety as follows: “5.4 Actions Requiring Approval of the Lead Investors. So long as the Lead Investors collectively continue to hold at least 30% of the aggregate number of then outstanding shares of Common Stock of the Company, the following actions by the Company or any of its Subsidiaries shall require the prior written consent of each Lead Investor that is then entitled to nominate at least two Directors to the Board:”. 5. The Stockholder's Agreement is hereby amended to remove each of the TB Co-Investors as a party thereto, and the TB Co-Investors shall cease to have any rights or obligations thereunder, subject to Section 6.3 of the Stockholders Agreement. 6. Except as expressly amended hereby, the Stockholders’ Agreement shall remain unmodified and in full force and effect. 7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 8. This Amendment will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. [Signature Page(s) Follows]

[Signature Pages – First Amendment to Stockholders’ Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date set forth above: N-ABLE, INC. By: /s/ John Pagliuca Name: John Pagliuca Its: President and Chief Executive Officer N-ABLE INTERNATIONAL HOLDINGS II, LLC By: /s/ John Pagliuca Name: John Pagliuca Its: President and Chief Executive Officer

[Signature Pages – First Amendment to Stockholders’ Agreement] SILVER LAKE PARTNERS IV, L.P. SILVER LAKE TECHNOLOGY INVESTORS IV, L.P. For each of the above-referenced Lead Investors By: Silver Lake Technology Associates IV, L.P. Its: General Partner By: SLTA IV (GP), L.L.C. Its: General Partner By: Silver Lake Group, L.L.C. Its: Managing Member By: /s/ Kenneth Hao Name: Kenneth Hao Title: Managing Director

[Signature Pages – First Amendment to Stockholders’ Agreement] THOMA BRAVO FUND XI, L.P. THOMA BRAVO FUND XI-A, L.P. THOMA BRAVO EXECUTIVE FUND XI, L.P. THOMA BRAVO SPECIAL OPPORTUNITIES FUND II, L.P. THOMA BRAVO SPECIAL OPPORTUNITIES FUND II- A, L.P. For each of the above-listed Lead Investors, By: Thoma Bravo Partners XI, L.P. Its: General Partner By: Thoma Bravo UGP XI, LLC Its: General Partner By: Thoma Bravo UGP, LLC Its: General Partner By: /s/ Seth Boro Name: Seth Boro Title: Authorized Signatory THOMA BRAVO FUND XII, L.P. THOMA BRAVO FUND XII-A, L.P. THOMA BRAVO EXECUTIVE FUND XII, L.P. THOMA BRAVO EXECUTIVE FUND XII-A, L.P. For each of the above-listed Lead Investors, By: Thoma Bravo Partners XII, L.P. Its: General Partner By: Thoma Bravo UGP XI, LLC Its: General Partner By: Thoma Bravo UGP, LLC Its: General Partner By: /s/ Seth Boro Name: Seth Boro Title: Authorized Signatory